UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Winmark Corporation
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 28, 2004

TO THE SHAREHOLDERS OF WINMARK CORPORATION

Notice is hereby given to the holders of the shares of Common Stock of Winmark Corporation that the Annual Meeting of Shareholders of the Company will be held at the Company’s corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota on Wednesday, April 28, 2004 at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

1.                                       To set the number of members of the Board of Directors at seven.

2.                                       To elect seven directors to serve for a term of one year.

3.                                       To increase the number of shares for issuance under the Company’s Stock Option Plan for Nonemployee Directors.

4.                                       To ratify the appointment of KPMG LLP as independent auditors for the 2004 fiscal year.

5.                                       To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 9, 2004 will be entitled to vote at the meeting and adjournments of the meeting.

You are cordially invited to attend the meeting.  Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

Dated March 23, 2004

Winmark Corporation
4200 Dahlberg Drive, Suite 100
Minneapolis, Minnesota 55422-4837
Annual Meeting of Shareholders
April 28, 2003

PROXY STATEMENT

GENERAL

The Annual Meeting of Shareholders of Winmark Corporation (“Company”) will be held on Wednesday, April 28, 2004, at 4:00 p.m., Central Daylight Time, at the Company’s corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

The enclosed proxy is solicited by the Board of Directors of the Company.  Such solicitation is being made by mail and may also be made by directors, officers and regular employees of the Company personally or by telephone.  Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention:  General Counsel, or by appearing in person at the meeting.  Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

Shares voted as abstentions on any matter (or a “withhold authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter.  If a broker submits a “non-vote” proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by the Company.  The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.  This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 23, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed March 9, 2004, as the record date for determining shareholders entitled to vote at the Annual Meeting.  Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting.  At the close of business on March 9, 2004, 5,714,096 shares of the Company’s Common Stock were issued and outstanding.  The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting.  Holders of Common Stock are not entitled to cumulative voting rights.

Under applicable Minnesota law, approval of each proposal requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

ELECTION OF DIRECTORS

(Proposals #1 and #2)

At the meeting, the Board of Directors of the Company is to be elected to hold office until the 2005 Annual Meeting or until successors are elected and have qualified.  The Bylaws of the Company provide that the number of directors of the Company shall be fixed by the shareholders, subject to increase by the Board of Directors.  The Nominating Committee has recommended to the Board that the shareholders to set the number of directors at seven and elect the nominees named below.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.  Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

Information Concerning Nominees:

Name and Age	Principal Occupation and Business Experience for Past Five Years

John L. Morgan Age: 62

Mr. Morgan was elected Chairman of the Board and Chief Executive Officer of the Company in March 2000.  He was an independent investor/business consultant from April 1999 to February 2000.  He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999.  In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Stephen M. Briggs Age: 47

Mr. Briggs has been President, Chief Operating Officer and a director of the Company since December 2000.  Prior to joining the Company, he served as Senior Vice President (since June 1999) and Vice President of Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

William D. Dunlap, Jr. Age: 65

Mr. Dunlap was elected a director of the Company in May 2000.  He served as Chairman Emeritus at Campbell Mithun, LLC, an advertising company, since July 2003. He served as Chairman of Campbell Mithun, LLC from May 1995 through July 2003, and served as its Chief Executive Officer from 1982 through 1995.

Jenele C. Grassle Age: 43

Ms. Grassle was elected a director of the Company in January 2001.  Ms. Grassle has served as the Vice President/General Merchandise Manager of Merchandising at Wilsons Leather, a leading specialty retailer of men’s and women’s leather apparel and accessories, since July 2000.  From September 1988 to March 2000 Ms. Grassle served as Divisional Merchandise Manager for the Target Corporation.

Kirk A. MacKenzie Age: 64

Mr. MacKenzie was elected Vice Chairman and a director of the Company in May 2000.  In addition, he is currently a private investor and serves as a member of Rush River Group, LLC.  From January 1982 to March 1999, Mr. Mackenzie was Executive Vice President of Winthrop Resources Corporation, a business equipment leasing company.

Paul C. Reyelts Age: 57

Mr. Reyelts was elected a director of the Company in May 2000.  He has served as the Senior Vice President of Finance and Chief Financial Officer of the Valspar Corporation, a global leader in the coatings industry, since April 1982.

Mark L. Wilson Age: 55

Mr. Wilson was elected a director of the Company in May 2000.  He currently serves as President of Weisman Enterprises, Inc. and its affliates, a vending and small transaction management company and has served in such role since 1998.  From November 1974 to December 1998, he was a corporate law and mergers and acquisitions attorney, most recently as the shareholder and officer of the Minneapolis law firm The Wilson Group Limited.  Mr. Wilson was a shareholder in the Minneapolis law firm of Ravich, Kirkman, Wilson, Meyer, Nauen and McGrath from December 1992 to August 1997.

Board of Directors Recommendation

The Board of Directors recommends that the shareholders vote FOR proposal #1 to set the number of members of the Board of Directors at seven and proposal #2 to elect the seven nominees to serve for a one year term.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Ethics and Business Conduct

We have adopted the Winmark Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), that applies to our directors, officers and employees.  The Code of Conduct is publicly available on our web site at www.winmarkcorporation.com.  If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the code of conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver on our web site or in a report on Form 8-K.

Majority of Independent Directors; Committee of Independent Directors

The Board of Directors has determined that Messrs. Dunlap, Reyelts, Wilson, and Ms. Grassle, constituting a majority of the Board of Directors, are independent directors in accordance with rules of the Nasdaq since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Messrs. Morgan, Briggs and MacKenzie are precluded from being considered independent by Nasdaq rules since they either currently serve as executive officers of the Company and/or have had a relationship with the Company that preclude them from being deemed independent under Nasdaq rules.

Each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with Nasdaq rules.

Standing Committees

The Board of Directors of the Company has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.  In February 2004, the Board of Directors approved the New Audit Committee Charter, attached hereto as Appendix A.  The Audit Committee Charter is available at www.winmarkcorporation.com. In December, 2003, the Board of Directors approved the Compensation Committee Charter and the Nominating Committee Charter, each of which is also available at www.winmarkcorporation.com.

The Audit Committee provides oversight by reviewing financial reports and other financial information of the Company, reviewing the Company’s systems of internal control regarding finance, accounting, legal compliance and ethics, and reviewing the Company’s auditing, accounting and financial reporting process. The Audit Committee serves as an independent and objective party to monitor the Company’s financial reporting process and internal control system.  The Audit Committee coordinates, reviews and appraises the audit efforts of the Company’s independent accountants.  Further, the Audit Committee communicates directly with the independent accountants, financial and senior management and Board of Directors regarding the matters related to the Committee’s responsibilities and duties.   Paul C. Reyelts is the Audit Committee Financial Expert and Chairperson of the Audit Committee.  The Audit Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr. and Mark L. Wilson, held meetings or took action in writing six times during fiscal 2003.

The Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its responsibilities relating to (a) fair, reasonable, and competitive compensation practices for executive officers and other key employees of the Company which are consistent with the Company’s objectives; (b) oversight of broad-based employee compensation policies and programs; and (c) fair, reasonable and competitive compensation and benefit programs for the Company’s non-employee directors.  The Compensation Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr., Jenele C. Grassle and Mark L. Wilson, held one meeting in fiscal 2003.  Mark L. Wilson has been appointed the Chairperson of the Compensation Committee.

The purpose of the Nominating Committee is to advise the Board of Directors and provide oversight on matters related to (a) the selection and nomination of Board Members; (b) the appointment of Board Committee Members.  The Nominating Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr., Jenele C. Grassle and Mark L. Wilson, was created in December, 2003 and held one meeting during fiscal 2003.  Jenele C. Grassle has been appointed Chairperson of the Nominating Committee.

The Company has not had a formal policy with regard to the consideration of any director candidates recommended by shareholders.  The absence of such policy does not mean, however, the Board will not consider director candidates recommended by shareholders.  The Nominating Committee will consider this matter during the upcoming year.  The Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Meeting Attendance

During fiscal 2003, the Board of Directors of the Company held meetings or took action nine times.  All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.  The Company does not have a policy requiring the directors to attend the shareholders’ meeting, but all directors attended the 2003 annual meeting.

Shareholder Communications

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  Shareholder communications to the Board should be sent to:

Corporate Secretary
Attention: Board of Directors
4200 Dahlberg Drive, Suite 100
Minneapolis, MN 55422-4837

Director Compensation

Pursuant to the terms of the Company’s Stock Option Plan for Nonemployee Directors, nonemployee directors are automatically granted an option to purchase 25,000 common shares upon the initial election as a director.  Pursuant to this Plan, William D. Dunlap, Jr., Kirk A. MacKenzie, Paul C. Reyelts and Mark L. Wilson were each granted an option to purchase 25,000 common shares at an exercise price of $6.50 per share on May 3, 2000.  Also pursuant to this Plan, Jenele C. Grassle was granted an option to purchase 25,000 common shares at an exercise price of $4.25 per share on January 2, 2001.  These options vest 20% per year and expire at the end of six years. Beginning in 2004, each nonemployee director of the Company will receive a $10,000 annual retainer, $500 for each Board and committee meeting attended, and an annual option grant to purchase 2,000 shares of the Company’s common stock.  In addition, the Lead Director and Vice-Chair will each receive $2,000 annually.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“Nasdaq”) that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be “independent directors” as that term is defined by Nasdaq Rule 4200(a)(15).

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)                                  reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 27, 2003;

(2)                                  discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board, and has discussed with the auditors the auditor’s independence; and

(3)                                  received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, Independence Discussion with Audit Committees, as amended by the Independence Standards Board, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
William D. Dunlap, Jr.
Paul C. Reyelts
Mark L. Wilson

EXECUTIVE OFFICERS

The other executive officers of the Company are as follows:

NAME	AGE	POSITION

John L. Morgan	62	Director, Chairman and Chief Executive Officer
Stephen M. Briggs	47	Director, President and Chief Operating Officer
Brett D. Heffes	36	Chief Financial Officer and Treasurer
Mark T. Hooley	37	Vice President and General Counsel
Rebecca J. Geyer	38	Vice President of Franchise Management
Steven A. Murphy	38	Vice President of Franchise Management

John L. Morgan was elected Chairman of the Board and Chief Executive Officer of the Company in March 2000.  He was an independent investor/business consultant from April 1999 to February 2000.  He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999.  In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Stephen M. Briggs has been President, Chief Operating Officer and a director of the Company since December 2000.  Prior to joining the Company, he served as Senior Vice President (since June 1999) and Vice President of Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

Brett D. Heffes has served as Chief Financial Officer and Treasurer of the Company since November 2002.  From April, 2002 until May, 2002, Mr. Heffes was Chief Financial Officer of Gearworks, Inc., a developer and marketer of wireless software.  From July 2000 until March 2002, Mr. Heffes was Chief Financial Officer of Applied Epi, Inc. (now a division of Veeco Instruments, Inc.), a developer and manufacturer of process equipment for compound semiconductor devices.  From January 1998 to July 2000, Mr. Heffes had a number of positions, most recently Vice President-Corporate Development and Treasurer, with Department 56, Inc., a designer and marketer of giftware and collectibles. Mr. Heffes is a director for the J. Jill Group, Inc.

Mark T. Hooley has served as Vice President and General Counsel of the Company since May 2000.  Mr. Hooley has served as General Manager of Winmark Business Solutions since November 2002.   From July 1999 to May 2000 Mr. Hooley served as an attorney with the Minneapolis law firm of Briggs & Morgan, P.A.  Mr. Hooley was an attorney with the Minneapolis law firm of Mackall, Crounse & Moore, P.L.C. from November 1993 to July 1999.  Mr. Hooley is the son-in-law of John L. Morgan, Chairman and CEO of the Company.

Rebecca J. Geyer has served as Vice President of Franchise Management of the Company since December 2003 and remains responsible for the Plato’s Closet® brand.  In addition, Ms. Geyer has served as Director of Franchise Development since July 2002.  Ms. Geyer served as Director of the Once Upon A Child® & Plato’s Closet® brands of the Company from May 2000 to December 2003.  Ms. Geyer served as General Manager of Once Upon A Child® from January 1999 to May 2000 and as General Manager of Plato’s Closet® from September 1999 to May 2000.  From September 1997 to January 1999 Ms. Geyer served as Senior Manager of Operations and Marketing for Once Upon A Child®.  Ms. Geyer served as Manager of Field Operations from October 1994 to September 1997.  She joined the Company in September 1993 in the position of Field Operations Manager.

Steven A. Murphy has served as Vice President of Franchise Management of the Company since December 2003 and remains responsible for the Play It Again Sports® brand.  Mr. Murphy has served as Director of Play It Again Sports® brand of the Company from April 2002 to December 2003.  Mr. Murphy served as Director of Marketing and Sales from September 2001 to April 2002. Prior to joining the Company, Mr. Murphy was Vice President of Marketing, e-Commerce and Business Development at Lids Corporation, a specialty retailer, located in Westwood, Massachusetts.  From June 1997 until June 2000, he was Vice President New Business Development of Cyrk, Inc., a promotional marketing agency, located in Gloucester, Massachusetts.

The term of office of each executive officer continues until terminated by the Company.

There are no arrangements or understandings among any of the executive officers of the Company and any other person (not an officer or director of the Company) pursuant to which any of the executive officers were selected as an officer of the Company.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded during each of the last three fiscal years to the Company’s Chief Executive Officer and each other executive officer (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for fiscal 2003:

Summary Compensation Table

Annual Compensation ($)

					Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus	Securities Underlying Options (#)	All Other Compensation

John L. Morgan	2003	$100,000		—	—	$3,750	(1)
Chairman of the Board	2002	100,000		—	—	4,000	(1)
and Chief Executive Officer	2001	93,269		—	—	3,308	(1)

Stephen M. Briggs	2003	289,615		$108,750	20,000	6,750	(1)
President and	2002	275,000		103,125	20,000	7,000	(1)
Chief Operating Officer	2001	250,000	(2)	112,500	50,000	1,000	(1)

Mark T. Hooley	2003	165,000		61,875	15,000	3,467	(1)
Vice President	2002	139,615		52,500	15,000	6,853	(1)
and General Counsel	2001	123,365		56,250	25,000	2,590	(1)

Brett D. Heffes	2003	165,000		79,200	15,000	1,131	(1)
Chief Financial Officer	2002	22,212	(4)	13,750	45,000	—
and Treasurer

Steven A. Murphy	2003	134,808		33,750	10,000	6,201	(1)
Vice President of	2002	140,096		46,875	10,000	2,610	(1)
Franchise Management	2001	32,692	(3)	14,999	10,000	—

Rebecca J. Geyer	2003	134,615		38,475	10,000	5,798	(1)
Vice President of	2002	115,192		33,638	10,000	5,731	(1)
Franchise Management	2001	86,128		42,525	30,000	4,150	(1)

(1)                                  Consists of 401(k) Company matching contributions and profit sharing.

(2)                                  Began employment with the Company in January 2001.

(3)                                  Began employment with the Company in September 2001.

(4)                                  Began employment with the Company in November 2002.

Options Granted During Fiscal 2003

The following table provides information relating to options granted to the Named Executive Officers during the Company’s 2003 fiscal year:

Name	Number of Securities Underlying Options/SARs Granted (#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5% ($)	10%($)

John L. Morgan	—	—	—	—	—	—
Stephen M. Briggs	20,000	26.7	18.25	12/16/13	229,547	581,716
Mark T. Hooley	15,000	20.0	18.25	12/16/13	172,160	436,287
Brett D. Heffes	15,000	20.0	18.25	12/16/13	172,160	436,287
Rebecca J. Geyer	10,000	13.3	18.25	12/16/13	114,773	290,858
Steven A. Murphy	10,000	13.3	18.25	12/16/13	114,773	290,858

(1)                                  The number indicated is the number of common shares that can be acquired upon exercise of the option.  The Company has not granted any stock appreciation rights.  Each option is non-transferable and provides for forfeiture of any unvested portion upon termination of employment.

(2)                                  The assumed 5% and 10% annual rates of appreciation are hypothetical rates selected by the Securities and Exchange Commission and are not intended to, and do not, forecast or assume actual future stock prices.

(3)                                  This option becomes exercisable in four installments of 25% per year commencing the first anniversary of the grant date: 12/16/04.  This option is a qualified stock option to the extent allowable under the Internal Revenue Code.

Aggregated Option Exercises During Fiscal 2003 and Fiscal Year-End Option Values

Options for 101,010 shares were exercised by the Named Executive Officers during fiscal 2003.  The following table provides information relating to the number and value of options held by Named Executive Officers at fiscal year-end.  The Company does not have any outstanding stock appreciation rights.

Name	Number of Unexercised Securities Underlying Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1) Exercisable/Unexercisable

John L. Morgan	120,000 / 240,000	$1,726,800 / 3,453,600
Stephen M. Briggs	142,500 / 97,500	1,866,481 / 917,994
Brett D. Heffes	11,250 / 48,750	106,313 / 336,038
Mark T. Hooley	31,250 / 43,750	395,038 / 336,163
Rebecca J. Geyer	36,490 / 32,500	502,734 / 273,575
Steven A. Murphy	15,000 / 30,000	150,950 / 209,300

(1)                                  Options are “in-the-money” if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price.  The amounts set forth represent the difference between the fair market value of the common shares on December 26, 2003 ($19.39 per share) and the option exercise price multiplied by the number of shares subject to the option.

Securities Authorized for Issuance Under Equity Compensation Plans

The following information reflects certain information about our equity compensation plans as of December 27, 2003:

	Equity Compensation Plan Information
	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Equity compensation plans approved by security holders	653,990	$8.38	351,759

Equity compensation plans not approved by security holders (1)(2)	560,000	5.36	—

TOTAL	1,213,990	$6.98	351,759

(1)  On March 22, 2000, the Board of Directors granted John L. Morgan, Chairman and CEO, a non-qualified option to purchase 600,000 shares of the Company’s common stock at an exercise price of $5 per share. The shares vest over five years, 20% per year and began vesting on March 22, 2001. This Option will expire on March 22, 2006 if unexercised.  At December 27, 2003, Mr. Morgan had purchased 240,000 shares under such option, and after the end of fiscal year 2002, he had exercised options for an additional 50,000 shares.

(2)  On March 22, 2000, Sheldon Fleck, a former consultant to the Company, was granted a warrant to purchase 200,000 shares of common stock at an exercise price of $6 per share. This option will expire on March 22, 2008 if unexercised. Such warrant remains unexercised.

Employment Agreements

The Company entered into an employment agreement with John L. Morgan, CEO, in March 2000.  The Company amended the agreement in February 2001 increasing Mr. Morgan’s base salary from $50,000 to $100,000.  The agreement continues in effect until terminated.  Mr. Morgan is entitled to a bonus determined by the Compensation Committee.  In connection with this agreement, Mr. Morgan was granted an option to purchase 600,000 shares of common stock at an exercise price of $5.00 per share in March of 2000.  The option becomes exercisable 20% per year over five years, provided that Mr. Morgan remains the CEO of the Company.

No other key executives have an employment agreement with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors, executive officers, and persons who own more than ten percent of the Common Stock of the Company, to file with the Securities and Exchange Commission (“Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company.  Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.  Except as set forth below, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 27, 2003, all Form 3, Form 4 and Form 5 filing requirements of the Company’s directors, executive officers and persons who own more than ten percent of the Common Stock of the Company were met except as follows: Ronald G. Olson was late filing one Form 4 reporting five transactions in 2003. Jack A. Norqual was late filing one Form 4 reporting one transaction. Mr. Morgan was late filing one Form 4 reporting one transaction in 2003. In addition, Mr. Morgan was late filing one Form 4 reporting two transactions in 2002 and two Forms 4 reporting three transactions in 2001.

COMPENSATION COMMITTEE REPORT

Compensation Committee.  The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of executive officers, key employees and nonemployee directors of the Company and oversee broad-based employee compensation policies.  The Committee’s policy is to insure that compensation programs contribute directly to the success of the Company including enhanced share value.  The Compensation Committee is comprised of four members of the Board of Directors, none of whom is an employee of the Company.

Executive Compensation Policies and Programs. The Company’s executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals.  There are three basic components to the Company’s executive compensation program:  base pay, annual incentive bonus and long-term, equity-based incentive compensation in the form of stock options.  Each component is established in light of individual and Company performance, comparable compensation programs in the Minneapolis/Saint Paul metropolitan area, equity among employees and cost effectiveness.

Base Pay.  Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/Saint Paul metropolitan area.  The executive’s actual salary within this competitive framework depends on the individual’s performance, responsibilities, experience, leadership and potential future contribution.  The salary of all executive officers is set annually by the Compensation Committee after considering recommendations by the CEO.  Annual increases in base salary for the Chief Executive Officer and other executive officers are determined by the Committee.

Annual Incentive Bonus.  In addition to base pay, each executive is eligible to receive an annual cash bonus.  For fiscal 2003, the bonus for all executives was based on the amount of royalties collected by the Company from its franchising operations, the Company’s earnings and specific job performance criteria.  The Committee believes that it is not in the best interests of the Company to identify the specific financial performance measures.

Long-Term, Equity-Based Incentive Compensation. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after four years.  Generally, stock options are awarded with an exercise price equal to the fair market value of the Company’s common shares on the date of grant.  Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock.

Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. Each executive’s annual grants are based upon the individual’s performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee.

Stock options are designed to align the interests of the Company’s executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the shareholders’ investment.  In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

Limits On Deductible Compensation Payable To Executive Officers.  The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the “Code”) limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies.  The Company does not believe it will pay “compensation” within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future.  Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

Employee Compensation Policies and Programs.   The Compensation Committee administers and makes recommendations to the Board of Directors regarding any proposed changes to the terms of the Company’s equity-based compensation plans

Director Compensation.  The Compensation Committee reviews and approves the overall compensation and benefit programs for nonemployee directors to ensure that compensation and benefit plans for nonemployee directors are reasonable and are competitive with similar programs for nonemployee directors at similar companies.

Annual Reviews.  Each year the Compensation Committee reviews its executive compensation polices and programs, the general employee compensation policies and programs and Director compensation and benefits and determines what changes, if any, are appropriate for the following year.  In addition, the Committee reviews the individual performance of the Chief Executive Officer and each executive officer.

Compensation Committee Interlocks.  No interlocking relationship exists among members of the Company’s Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company.

The foregoing report is submitted by Paul C. Reyelts, William D. Dunlap, Jr., Mark L. Wilson and Jenele Grassle, the members of the Compensation Committee.

Stock Performance Graph

Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company’s Common Stock as against the cumulative total return of the Nasdaq Total Return Index and the Nasdaq Retail Stock Index.  The graph and table assume the investment of $100 on December 26, 1998 in the Company’s Common Stock and in the Nasdaq Total Return Index and the Nasdaq Retail Stock Index.

Comparison of Cumulative Total Return

Since December 26, 1998

	12/98	12/99	12/00	12/01	12/02	12/03
Winmark	$100	$28.7037	$34.2593	$82.0000	$74.4444	$143.6296
Nasdaq (US)	$100	183.3247	113.3544	91.7281	62.8294	91.7194
Nasdaq Retail	$100	89.4829	55.4670	77.5144	64.6850	89.2190

INCREASE IN SHARES RESERVED FOR NONEMPLOYEE DIRECTORS

(Proposal #3)

General

The Board of Directors has adopted, subject to shareholder approval, an increase in the number of shares of the Company’s Common Stock for issuance under the Company’s Stock Option Plan for Nonemployee Directors (the “Nonemployee Directors Plan”) from 100,000 to 200,000 shares.

A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Vice President and General Counsel of the Company.

Description of the Plan

Purpose.  The purpose of the Nonemployee Directors Plan is to attract, reward and retain highly qualified Nonemployee Directors and to increase their proprietary interest in the Company’s success and retain qualified officers and other employees and consultants by furnishing them an incentive to promote the success of the Company.

Eligibility.  The Nonemployee Director Plan provides that each director who is not also an employee of the Company will receive an option to purchase 25,000 common shares at the beginning of that director’s first term for the Company.  Each current Nonemployee Director/nominee has received his or her initial grant to purchase 25,000 shares.  The exercise price of all options under the Nonemployee Directors Plan is equal to the fair market value on the date of grant.

Options.  Each option granted under the Nonemployee Directors Plan vests and becomes exercisable in five equal annual increments of 5,000 common shares, beginning one year after the date of grant.  Except upon a “change of control” as defined in the Nonemployee Directors Plan, any unvested portion of an option is forfeited upon the holders termination as a nonemployee director.  In the event of a change in control, all options under the Nonemployee Directors Plan become fully exercisable.  The vested portion of an option may be exercised for a term ending on the earlier of the date that is five years from the date of vesting of the first increment or that is 30 days following the last day the holder served as a nonemployee director.  In the event that a nonemployee director shall cease to be a director, such director shall have the right to exercise any options, to the extent exercisable on the date of termination and in no event later than the expiration of the stated terms, for a period of 90 days after termination if such termination was due to death, for the remainder of the option term if such termination was due to disability and for a period of 30 days after termination for any such reason.  No option granted under the Nonemployee Directors Plan is transferable, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by applicable laws.

In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, or other change in corporate structure affecting the share, such substitution or adjustment will be made as may be determined to be appropriate by the Board to prevent dilution or enlargement of the option rights under the Nonemployee Directors Plan.

Administration.  Options under the Nonemployee Directors Plan may be exercised, by delivering to the company at its offices, written notice of the election to exercise and the number of shares subject to such exercise, together with payment in full of the exercise price.  Payment of the exercise price shall be made by cash of certified bank check or delivery of Company shares owned by the holder with a fair market value equal to the exercise price.  Unless otherwise determined by the Board of Directors, tax-withholding obligations may be settled with common shares owned by the option holder.

Amendment.  The Board of Directors of the Company may from time to time amend, suspend or discontinue the Nonemployee Directors Plan; provided however, that no action of the Board of Directors or of the Committee may (i) materially increase the number of shares subject to the Plan; (ii) change the designation of the class of nonemployee directors eligible to receive options; (iii) decrease the price at which the options may be granted; or (iv) materially increase the benefits accruing to Optionees under the Nonemployee Directors Plan unless such revision or amendment is approved by the shareholders of the Company.

Plan Benefits. Each Nonemployee Director including William D. Dunlap, Jenele C. Grassle, Kirk A. MacKenzie, Paul C. Reyelts and Mark L. Wilson has received a grant of options to purchase 25,000 shares of the Company’s common stock, subject to shareholder approval.

Federal Income Tax Consequences.  The options granted under the Nonemployee Directors Plan are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.  At the time an option is granted, no income will be realized by the optionee, and no deduction will be allowable to the Company.  Upon the exercise of the option, the excess of the fair market value of the shares acquired on the date of exercise over the exercise priced paid will be ordinary income to the optionee and deductible by the Company, to the extent such amount satisfies the general rules concerning deductibility of compensation.

Board of Directors Recommendation

The Board of Directors recommends that the shareholders vote FOR proposal #3 to increase the number of shares for issuance under the Nonemployee Directors Plan from 100,000 to 200,000.

APPROVAL OF INDEPENDENT AUDITORS

(Proposal #4)

General

The Audit Committee has the authority to appoint and discharge the Company’s independent auditors and has chosen to retain KPMG LLP to serve as independent auditors for the Company for fiscal year 2004.  The Board is submitting such appointment of KPMG LLP to the shareholders for ratification.  KPMG LLP has served as the Company’s independent auditors since June 20, 2002.  If the appointment is not ratified, the Board of Directors will require the Audit Committee to reconsider its selection.  Representatives from KPMG LLP will be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Former Independent Auditors

On June 20, 2002, the Board of Directors of the Company, with the unanimous recommendation of the Audit Committee of the Board of Directors, dismissed Arthur Andersen LLP (“Andersen”) as the Company’s independent public accountants, effective immediately on that date.

The audit reports of Andersen on the consolidated financial statements of the Company for the fiscal year ended December 29, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended December 29, 2001, and through the date of Andersen’s dismissal: (a) there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with Andersen’s report on the Company’s consolidated financial statements for such years; and (b) there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures.

Also on June 20, 2002, the Board of Directors of the Company, with the unanimous recommendation of the Audit Committee of the Board of Directors, appointed KPMG LLP as the Company’s independent public accountant for the Company’s fiscal year ending December 28, 2002, effective immediately on that date.  During the Company’s fiscal year 2001 and through June 20, 2002, neither the Company nor anyone acting on its behalf consulted KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Item 304((a)(2)(ii) of Regulation S-K.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for 2003 and 2002 fiscal years and Arthur Andersen, LLP for 2002 fiscal year:

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees
Audit Fees	$69,000	$58,560
Audit-Related Fees	16,600	16,700
Tax Fees	30,775	28,837
All Other Fees	7,350	—
Total Fees	$123,725	$104,097

Audit Fees.  Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  Theses services include employee benefit plan audits, accounting consolidations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and international tax compliance, tax audit defense, custom and duties, acquisitions and divestitures and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of audit and Permissible Non-audit Services of Independent Auditor

Pursuant to its pre-approval policy, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm.

Board of Directors Recommendation

The Board of Directors recommends that the shareholders vote FOR proposal #4 to ratify the Audit Committee’s appointment of KPMG LLP as the independent auditors for fiscal 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

Security Ownership

The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer in the Summary Compensation Table, (iii) each director of the Company, (iv) each director nominee and (v) all directors and executive officers as a group.  All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted.  The number of shares listed is as of March 9, 2004, unless otherwise noted.

Name and Address	Number of Shares Beneficially Owned		Percent of Outstanding Shares

John L. Morgan 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	1,492,900	(1)(2)	25.2%

Kirk A. MacKenzie 10400 Viking Drive, Suite 160 Eden Prairie, MN 55344	610,100	(1)(3)	10.6%

Paul C. Reyelts	21,000	(3)	*
William D. Dunlap, Jr.	20,000	(3)	*
Mark L. Wilson	22,500	(3)	*
Jenele C. Grassle	15,000	(4)	*

Stephen M. Briggs	202,281	(5)	3.5%
Brett D. Heffes	12,250	(6)	*
Mark T. Hooley	37,265	(7)	*
Rebecca J. Geyer	42,590	(8)	*
Steven A. Murphy	15,000	(4)	*

Rush River Group, LLC 10400 Viking Drive, Suite 160 Eden Prairie, MN 55344	420,000		7.4%

Jack A. Norqual 10400 Viking Drive, Suite 160 Eden Prairie, MN 55344	604,367	(1)	10.6%

K. Jeffrey Dahlberg 1040 High Lake View Colorado Springs, CO 80906	863,941	(9)	15.1%

Ronald G. Olson 1630 North Ridge Drive Wayzata, MN 55391	1,046,068	(10)	18.3%

Sheldon T. Fleck 5720 Smetana Drive Minnetonka, MN 55343	675,000	(11)	11.4%

All directors and current executive officers as a group 11 persons)	2,070,786	(12)	33.1%

 *                                      Less than 1%

(1)                                  Includes 420,000 held by Rush River Group, LLC, in which Mr. Morgan, Mr. McKenzie and Mr. Norqual each own one-third of the equity interest and which shares are reported as beneficially owned by Mr. Morgan, Mr. MacKenzie, Mr. Norqual and Rush River Group, LLC.  Mr. Morgan, Mr. MacKenzie and Mr. Norqual share voting power and dispositive power with respect to the securities owned by Rush River Group, LLC and, along with Rush River Group, LLC, file as a group pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934.

(2)                                  Includes 20,000 shares held by Mr. Morgan’s wife, for which he disclaims beneficially ownership, and 200,000 shares which may be acquired within 60 days through the exercise of a stock option.

(3)                                  Includes 20,000 shares which may be acquired within 60 days through the exercise of a stock option.

(4)                                  Includes 15,000 shares which may be acquired within 60 days through the exercise of a stock option.

(5)                                  Includes 142,000 shares which may be acquired within 60 days through the exercise of stock options.

(6)                                  Includes 11,250 shares which may be exercised within 60 days through the exercise of stock options.

(7)                                  Includes 33,750 shares which may be acquired within 60 days through the exercise of stock options.

(8)                                  Includes 42,500 shares which may be acquired within 60 days  through the exercise of stock options

(9)                                  As disclosed in Mr. Dahlberg’s Form 4 filed on March 5, 2004.  Includes 279,250 shares held in trust for children.

(10)                            As disclosed in Mr. Olson’s Form 4 filed on December 11, 2003.

(11)                            As disclosed in Mr. Fleck’s Form 4 filed on January 9, 2001.  Includes warrant to purchase 200,000 shares.

(12)                            Includes 538,990 shares which may be acquired within 60 days by all directors and executive officer as a group through the exercise of stock options.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2005 Annual Meeting must be received by the Company by November 22, 2004.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  Stockholders who intend to present a proposal at the 2005 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than February 5, 2005.  If any matters properly come before our 2005 Annual Meeting, but we did not receive notice of it prior to February 5, 2005, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgment.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 27, 2003 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT.  NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.  THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S).  ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY’S COMMON STOCK ON MARCH 9, 2004, THE RECORD DATE FOR THE 2004 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MARK T. HOOLEY, VICE PRESIDENT AND GENERAL COUNSEL, AT THE COMPANY’S PRINCIPAL ADDRESS.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the meeting.  In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

WINMARK CORPORATION

I.                                         PURPOSE

The primary function of the Audit Committee of Winmark Corporation (the “Company”) is to provide oversight responsibilities by reviewing:  the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to:

•                                          Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•                                          Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•                                          Communicate directly with the independent accountants, the financial and senior management and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

In carrying out its responsibilities, the Committee shall have the authority to consult with the Company’s outside legal counsel and other advisors or to engage independent advisors, including legal and financial advisors.  The Company shall provide appropriate funding to pay for any independent advisors engaged by the Committee.

II.                                     MEMBERSHIP

The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent as such standard is set forth under the federal securities laws, rules and regulations, as may be amended from time to time.  Committee members shall serve until their successors are duly elected and qualified.  The Chair of the Committee shall be elected by the Board.  In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.

All Committee members shall be “financially literate” as defined under the federal securities laws, rules and regulations, as may be amended from time to time, have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, at the time of their appointment to the Committee.  Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.  At least one member of the Committee shall be an “audit committee financial expert,” as such term is defined under the federal securities laws, rules and regulations, as may be amended from time to time.

III.                                 RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•                                          Review and update this Charter periodically, at least annually, as conditions dictate.

•                                          Review the Company’s annual financial statements and any reports or other financial information or estimates submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

•                                          Review the regular internal reports prepared by management.

•                                          Review with financial management and the independent accountants any 10-Q or 10-K prior to its filing or prior to the release of earnings.  The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

•                                          Appoint, compensate and oversee the Company’s independent auditors.  The Company’s independent auditors shall report directly to the Committee.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•                                          Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•                                          Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•                                          Pre-approve all audit services and permissible non-audit services to be performed by the Company’s independent auditors.  Neither the Committee nor the Board shall approve, and the Company’s independent auditors shall not provide to the Company, non-audit services as prohibited by the SEC regulations if such services are to be provided contemporaneously while serving as independent auditors of the Company.

Audit Committee Report

•                                          Prepare an annual Audit Committee Report to be presented to the Board.  The Audit Committee Report shall include, at a minimum, the following representations:

(1)                                that the Committee has reviewed and discussed the audited financial statements with management;

(2)                                that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

(3)                                that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence;

(4)                                that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission; and

(5)                                that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in applicable regulations.

The Audit Committee Report may include other information that the Committee deems appropriate.  The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Risk Management

•                                          Inquire of management and external auditors about the adequacy of the Company’s internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company’s internal control procedures.

•                                          Meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company’s risk assessment and risk management efforts.

•                                          Instruct the external auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee’s purpose, require its special attention.

Related-Party Transactions

•                                          Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Financial Reporting Processes

•                                          In consultation with the independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

•                                          Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•                                          Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

•                                          Consider the adequacy of the financial and accounting staff.

Process Improvement

•                                          Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•                                          Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

•                                          Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

•                                          Review periodically the Company’s Code of Ethics and Business Conduct and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•                                          Annually determine if such Code is accomplishing its stated purposes.

•                                          Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•                                          Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•                                          Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.  At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•                                          Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.                                AUTHORITY

The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.                  Appoint, discharge and authorize compensation of the Company’s independent auditors;

ii.               At the expense of the Company, to retain and compensate such consultants and advisors, as it determines necessary to assist it with its functions;

iii.            To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V.                                    MEETINGS AND MINUTES

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet at least annually with management in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.  In addition, the Committee should meet with the independent accountants and management quarterly to review the Company’s financials consistent with Section III of this Charter.

The Audit Committee will maintain written minutes of its meeting.  Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.                                MANAGEMENT COOPERATION

Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

WINMARK CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, April 28, 2004
4:00 p.m.

Winmark Corporation
Corporate Headquarters
4200 Dahlberg Drive, Suite 100
Minneapolis, MN 55422

Winmark Corporation	Proxy
4200 Dahlberg Drive, Suite 100,
Minneapolis, MN 55422

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 28, 2004.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint John L. Morgan and Stephen M. Briggs, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Set the number of directors at seven (7).			☐ For	☐	Against	☐	Abstain

2.	Election of Directors:	01 John L. Morgan 02 Stephen M. Briggs 03 William D. Dunlap, Jr. 04 Jenele C. Grassle	05 Kirk A. MacKenzie 06 Paul C. Reyelts 07 Mark L. Wilson	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided at the right.)

Please fold here

3.	Approve 100,000 share increase in shares reserved for issuance under the Stock Option Plan for Nonemployee Directors.	☐	For	☐	Against	☐	Abstain

4.	Ratify Selection of KPMG LLP as independent auditors for fiscal 2004.	☐	For	☐	Against	☐	Abstain

5.	In their discretion, upon such other business as may come before the meeting or any adjournment thereof.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? ☐ Mark box and indicate changes below:	Date

, 2004

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.